UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Semiannual Report to Shareholders

DWS Disciplined Long/Short Value Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

27 Financial Statements

32 Financial Highlights

36 Notes to Financial Statements

44 Shareholder Meeting Results

45 Investment Management Agreement Approval

50 Summary of Management Fee Evaluation by Independent Fee Consultant

55 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Fund can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 3.67%, 4.40% and 3.42% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Disciplined Long/Short Value Fund	6-Month‡	1-Year	Life of Fund*
Class A	-32.68%	-39.67%	-20.48%
Class C	-32.79%	-40.08%	-21.01%
Institutional Class	-32.58%	-39.55%	-20.31%
Russell 1000® Value Index+	-29.91%	-36.80%	-17.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value
	Class A	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 6.22	$ 6.19	$ 6.23
4/30/08	$ 9.24	$ 9.21	$ 9.24
Class A Lipper Rankings — Long/Short Equity Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	77	of	94	82

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Long/Short Value Fund — Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Disciplined Long/Short Value Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$5,686	$6,014
	Average annual total return	-43.14%	-22.85%
Class C	Growth of $10,000	$5,992	$6,298
	Average annual total return	-40.08%	-21.01%
Russell 1000 Value Index+	Growth of $10,000	$6,320	$6,849
	Average annual total return	-36.80%	-17.92%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Long/Short Value Fund — Institutional Class [] Russell 1000 Value Index+

Comparative Results as of 10/31/08
DWS Disciplined Long/Short Value Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$604,500	$640,900
	Average annual total return	-39.55%	-20.31%
Russell 1000 Value Index+	Growth of $1,000,000	$632,000	$684,900
	Average annual total return	-36.80%	-17.92%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 3.43% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Disciplined Long/Short Value Fund	6-Month‡	1-Year	Life of Fund*
Class S	-32.68%	-39.65%	-20.37%
Russell 1000 Value Index+	-29.91%	-36.80%	-17.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value
Class S
Net Asset Value: 10/31/08	$ 6.22
4/30/08	$ 9.24
Class S Lipper Rankings — Long/Short Equity Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	76	of	94	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Long/Short Value Fund — Class S [] Russell 1000 Value Index+

Comparative Results as of 10/31/08
DWS Disciplined Long/Short Value Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$6,035	$6,398
	Average annual total return	-39.65%	-20.37%
Russell 1000 Value Index+	Growth of $10,000	$6,320	$6,849
	Average annual total return	-36.80%	-17.92%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 673.20	$ 672.10	$ 673.20	$ 674.20
Expenses Paid per $1,000*	$ 6.96	$ 9.95	$ 6.28	$ 6.16
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,016.89	$ 1,013.31	$ 1,017.69	$ 1,017.85
Expenses Paid per $1,000*	$ 8.39	$ 11.98	$ 7.58	$ 7.43
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Value Fund	1.65%	2.36%	1.49%	1.46%
+ Includes interest expense and dividend expense on securities sold short of 0.16% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of the DWS Disciplined Long/Short Value Fund during the six-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the US stock market perform during the semiannual period?

A: US equities delivered an extremely poor performance during the past six months, as measured by the (30.13)% decline of the Russell 1000® Index.1 The cause of this remarkable downturn was the ongoing fallout from the housing and credit crises, which sparked a "flight to quality" out of higher-risk assets into government bonds. One aspect of these developments was the outright failure, rescue by the government or forced mergers of former financial giants such as Fannie Mae and Freddie Mac, Washington Mutual, American International Group, Lehman Brothers, and Merrill Lynch. It also became evident that the strain on the financial system was weighing heavily on economic growth both in the United States and abroad. Once the markets began to fall, a wave of "forced selling" by hedge funds and other leveraged investors caused what had previously been an orderly downturn to cascade into a full-fledged bear market. The result has been an extraordinary crisis in confidence among investors and a market downturn whose severity has little precedent.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

In a sign of how poorly the US market performed, the semiannual period brought the worst quarterly loss for the US market since 2002 (during the third calendar quarter), the worst October downturn since 1987 and the largest single-day drop in the 112-year history of the Dow Jones Industrial Average — 778 points — on September 29.2

Q: How did the fund perform?

A: DWS Disciplined Long/Short Value Fund (Class A shares) produced a total return of -32.68% during the six-month period ended October 31, 2008. The fund's benchmark, the Russell 1000® Value Index, returned -29.91% during the same interval.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

To review, this fund is designed to outperform the Russell 1000 Value Index and at the same time achieve a similar risk profile as the index, or in other words, to generate a better return for the same level of risk. We seek to achieve this goal by taking overweight long positions in 100 to 130 stocks that our proprietary model rates most highly.4 At the same time, we take short positions in 20 to 30 of the lowest-rated companies. The result is a portfolio that is up to 130% long and 30% short. This approach provides a net market exposure of 100% while also allowing for potential outperformance from the individual stock selections — both long and short — made by our disciplined investment process.

2 The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.
3 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Why did the fund underperform?

A: Our investment process generated negative results amid the extreme dislocations in the US equity market. Our goal is to take long positions in undervalued companies and establish short positions in overvalued companies. However, the need to raise cash caused many market participants to indiscriminately sell their holdings into the falling market. The result of this forced selling was a breakdown in the correlation between individual stock performance and the factors that would typically drive stock prices, such as fundamentals and valuations. We believe this is a short-term trend caused by the unusually high level of stress on the market.

Turning to the specific elements of our investment process, we analyze individual stocks based on factors that can be placed in three broad categories: growth, valuation and market sentiment. All three factors underperformed during the past six months, a rare development that helps illustrate the highly unusual nature of the market environment.

Q: What specific elements of the fund's positioning hurt its performance?

A: Our stock selection process was least effective in the materials sector, where the rising value of the fund's short positions failed to outweigh the significant losses incurred by its longs. Plummeting commodity prices and concerns about slower global growth led to an intense sell-off in basic materials stocks in general, and metals/mining stocks in particular. Long positions in United States Steel Corp., Century Aluminum Co., Reliance Steel & Aluminum Co.* and the graphite producer GrafTech International Ltd. were among those that lost value. On the plus side, the negative impact of the fund's long positions was offset by the rising value of its shorts in Louisiana-Pacific Corp. and Smurfit-Stone Container Corp.*

The capital goods sector was also an area of weakness for the fund. As was the case with materials, worries about the economic outlook led to a severe sell-off in industrial stocks. The result was underperformance for a number of the fund's long positions, including Flowserve Corp.*, Walter Industries, Inc. and Perini Corp.

The fund was also hurt by holding an underweight position in the utilities sector, which outperformed due to its defensive nature. In addition, a long position in Williams Companies, Inc.* — a producer and transporter of natural gas — lost ground due to the sharp decline in energy prices.

* Not held in the portfolio as of October 31, 2008.

Q: What individual holdings helped performance?

A: Our investment process added the most value in the retail sector. As would be expected at a time of slower economic growth and retrenchment by consumers, it was the fund's short positions (Office Depot, Inc. and Chico's FAS, Inc.) that rose the most in value. We also generated positive performance via a long position in one of the few retailing stocks to produce a double-digit gain during the period, Family Dollar Stores, Inc. Generally speaking, retail stocks that have benefited from consumers' efforts to pinch pennies by "trading down" to lower-cost alternatives have performed well in 2008.

In health care equipment/services, a number of individual positions performed well for the fund. This enabled us to deliver outperformance in this group even though the sector declined over 26% — an illustration of how our ability to sell stocks short can add value. The largest individual contributor was a short position in the contact lens maker The Cooper Companies Inc.

The banking sector was also a source of strength for the fund, simply because our investment process guided us away from holding long positions in many of the companies whose stocks declined in excess of 50% during the past six months. The food/beverage/tobacco and consumer durables/apparel sectors were additional positive areas of note. In terms of individual stock positions, the most significant contributor in the fund was a short position in the energy company Global Industries Ltd.

Q: Do you have any closing thoughts for shareholders?

A: Throughout its two-year history, this fund has underperformed at the times when severe market downturns cause investors to unload their holdings without regard for the fundamentals and valuations of the individual stocks in their portfolios. We therefore encourage shareholders to remain focused on the potential long-term diversification value of our strategy, rather than the short-term results generated in a historically difficult period.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	10/31/08	4/30/08

Energy	21%	21%
Financials	17%	21%
Industrials	11%	13%
Health Care	10%	7%
Consumer Discretionary	10%	8%
Consumer Staples	9%	6%
Information Technology	9%	9%
Materials	6%	5%
Telecommunications Services	4%	6%
Utilities	3%	4%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at October 31, 2008 (26.3% of Net Assets)
1. JPMorgan Chase & Co. Provider of global financial services	3.9%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.7%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	3.1%
4. Verizon Communications, Inc. Provider of advanced communication and information technology services	3.0%
5. ExxonMobil Corp. Explorer and producer of oil and gas	2.4%
6. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	2.2%
7. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	2.1%
8. Occidental Petroleum Corp. Producer of oil and natural gas	2.1%
9. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.1%
10. US Bancorp. Provider of diversified financial services	1.7%

Portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	10/31/08	4/30/08

Energy	39%	21%
Materials	18%	10%
Information Technology	17%	24%
Consumer Discretionary	11%	12%
Utilities	9%	6%
Financials	6%	—
Industrials	—	11%
Telecommunication Services	—	11%
Health Care	—	5%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Securities Sold Short Equity Holdings at October 31, 2008 (11.2% of Net Assets)
1. CARBO Ceramics, Inc. Producer and supplier of ceramic proppants for use in the oil and gas industry	1.4%
2. Range Resources Corp. Producer of oil and gas	1.4%
3. Citrix Systems, Inc. Provider of software services	1.1%
4. Tessera Technologies, Inc. Provider of proprietary chip scale packaging technology	1.1%
5. Goodrich Petroleum Corp. Explorer, producer and acquirer of oil and natural gas properties	1.1%
6. Eagle Materials, Inc. Manufacturer of building products	1.1%
7. Allegheny Technologies, Inc. Provider of specialty metals	1.0%
8. Mirant Corp. Provider of electricity and energy-related products and services	1.0%
9. Weatherford International Ltd. Provider of drilling equipment and services to the oil and gas industry	1.0%
10. Atwood Oceanics, Inc. Performs contract drilling of development oil and gas wells	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008 (Unaudited)

	Shares	Value ($)

Long Positions 121.1%
Common Stocks 118.8%
Consumer Discretionary 12.0%
Auto Components 1.0%
TRW Automotive Holdings Corp.* (a)	6,800	42,976
WABCO Holdings, Inc. (a)	3,400	62,458
		105,434
Hotels Restaurants & Leisure 0.4%
McDonald's Corp. (a)	600	34,758
Household Durables 1.2%
Centex Corp. (a)	10,200	124,950
Media 4.1%
Comcast Corp. "A" (a)	8,700	137,112
DISH Network Corp. "A"* (a)	3,500	55,090
Liberty Global, Inc. "A"* (a)	5,000	82,450
Liberty Media Corp. — Entertainment "A"* (a)	6,200	99,820
Time Warner, Inc. (a)	1,900	19,171
Warner Music Group Corp. (a)	6,800	28,152
		421,795
Multiline Retail 1.1%
JC Penney Co., Inc. (a)	4,700	112,424
Specialty Retail 2.9%
Advance Auto Parts, Inc. (a)	2,700	84,240
RadioShack Corp. (a)	7,900	100,014
The Gap, Inc. (a)	8,800	113,872
		298,126
Textiles, Apparel & Luxury Goods 1.3%
Fossil, Inc.* (a)	1,100	19,965
VF Corp. (a)	2,000	110,200
		130,165
Consumer Staples 10.9%
Beverages 1.5%
PepsiCo, Inc. (a)	2,700	153,927
Food & Staples Retailing 3.7%
SUPERVALU, Inc. (a)	7,100	101,104
Sysco Corp. (a)	5,500	144,100
Wal-Mart Stores, Inc. (a)	2,400	133,944
		379,148
Food Products 3.2%
Darling International, Inc.* (a)	11,600	87,464
Fresh Del Monte Produce, Inc.* (a)	3,000	63,330
General Mills, Inc. (a)	2,100	142,254
Kellogg Co. (a)	600	30,252
		323,300
Household Products 1.1%
Colgate-Palmolive Co. (a)	500	31,380
Procter & Gamble Co. (a)	1,200	77,448
		108,828
Personal Products 0.2%
Herbalife Ltd. (a)	700	17,101
Tobacco 1.2%
Altria Group, Inc. (a)	2,600	49,894
Philip Morris International, Inc. (a)	1,800	78,246
		128,140
Energy 25.5%
Energy Equipment & Services 2.2%
Complete Production Services, Inc.* (a)	8,400	104,076
Helmerich & Payne, Inc. (a)	600	20,586
Oil States International, Inc.* (a)	4,600	106,398
		231,060
Oil, Gas & Consumable Fuels 23.3%
Apache Corp. (a)	2,100	172,893
Chevron Corp. (a)	5,000	373,000
Cimarex Energy Co. (a)	3,000	121,380
ConocoPhillips (a)	1,500	78,030
Devon Energy Corp. (a)	100	8,086
Encore Acquisition Co.* (a)	4,000	124,600
ExxonMobil Corp. (a)	3,300	244,596
Forest Oil Corp.* (a)	3,900	113,919
Foundation Coal Holdings, Inc. (a)	4,600	95,496
Frontline Ltd. (a)	3,000	95,400
Hess Corp. (a)	2,200	132,462
Mariner Energy, Inc.* (a)	7,600	109,364
Massey Energy Co. (a)	4,600	106,214
Murphy Oil Corp. (a)	800	40,512
Occidental Petroleum Corp. (a)	3,900	216,606
Plains Exploration & Production Co.* (a)	2,500	70,500
W&T Offshore, Inc. (a)	4,300	82,431
Walter Industries, Inc. (a)	1,900	73,625
Whiting Petroleum Corp.* (a)	2,300	119,577
		2,378,691
Financials 20.1%
Capital Markets 2.1%
BlackRock, Inc. (a)	200	26,268
Credit Suisse Group AG (ADR) (a)	2,800	104,720
State Street Corp. (a)	1,900	82,365
		213,353
Commercial Banks 4.9%
Credicorp Ltd. (a)	1,400	54,978
PNC Financial Services Group, Inc. (a)	2,600	173,342
Unibanco — Uniao de Bancos Brasileiros SA (GDR) (a)	900	56,772
US Bancorp. (a)	5,900	175,879
Wells Fargo & Co. (a)	1,200	40,860
		501,831
Diversified Financial Services 5.1%
Bank of America Corp. (a)	5,200	125,684
JPMorgan Chase & Co. (a)	9,600	396,000
		521,684
Insurance 4.6%
Allstate Corp. (a)	4,000	105,560
MetLife, Inc. (a)	3,000	99,660
Protective Life Corp. (a)	1,200	10,020
Reinsurance Group of America, Inc. "A" (a)	2,600	97,084
The Travelers Companies, Inc. (a)	2,100	89,355
Unum Group (a)	4,600	72,450
		474,129
Real Estate Investment Trusts 0.8%
Developers Diversified Realty Corp. (REIT) (a)	700	9,219
Essex Property Trust, Inc. (REIT) (a)	300	29,190
Hospitality Properties Trust (REIT) (a)	1,800	18,270
Host Hotels & Resorts, Inc. (REIT) (a)	1,300	13,442
ProLogis (REIT) (a)	700	9,800
		79,921
Thrifts & Mortgage Finance 2.6%
Doral Financial Corp.* (a)	12,600	117,810
Hudson City Bancorp., Inc. (a)	7,600	142,956
		260,766
Health Care 12.4%
Biotechnology 2.2%
Amgen, Inc.* (a)	3,800	227,582
Health Care Equipment & Supplies 2.6%
Baxter International, Inc. (a)	2,500	151,225
Covidien Ltd. (a)	100	4,429
Varian Medical Systems, Inc.* (a)	2,300	104,673
		260,327
Health Care Providers & Services 1.1%
Community Health Systems, Inc.* (a)	5,700	116,850
Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.* (a)	400	16,240
Pharmaceuticals 6.3%
Bristol-Myers Squibb Co. (a)	1,900	39,045
Eli Lilly & Co. (a)	4,800	162,336
Johnson & Johnson (a)	1,000	61,340
Merck & Co., Inc. (a)	2,200	68,090
Pfizer, Inc. (a)	17,600	311,696
		642,507
Industrials 12.9%
Aerospace & Defense 3.4%
General Dynamics Corp. (a)	2,000	120,640
Honeywell International, Inc. (a)	3,100	94,395
L-3 Communications Holdings, Inc. (a)	1,400	113,638
Northrop Grumman Corp. (a)	500	23,445
		352,118
Airlines 1.6%
Continental Airlines, Inc. "B"* (a)	1,600	30,272
Southwest Airlines Co. (a)	11,100	130,758
		161,030
Commercial Services & Supplies 0.6%
The Brink's Co. (a)	1,200	58,188
Construction & Engineering 1.6%
EMCOR Group, Inc.* (a)	2,800	49,756
Perini Corp.* (a)	6,100	116,022
		165,778
Electrical Equipment 1.0%
GrafTech International Ltd.* (a)	12,200	98,942
Industrial Conglomerates 0.9%
General Electric Co. (a)	4,600	89,746
Machinery 1.0%
Cummins, Inc. (a)	800	20,680
Navistar International Corp.*	2,800	84,336
		105,016
Professional Services 0.8%
Manpower, Inc. (a)	2,700	84,051
Road & Rail 1.0%
Ryder System, Inc. (a)	2,700	106,974
Trading Companies & Distributors 1.0%
United Rentals, Inc.* (a)	4,800	49,200
WESCO International, Inc.* (a)	2,500	49,700
		98,900
Information Technology 10.4%
Computers & Peripherals 6.3%
Hewlett-Packard Co. (a)	5,700	218,196
International Business Machines Corp. (a)	2,300	213,831
QLogic Corp.* (a)	7,800	93,756
Western Digital Corp.* (a)	7,000	115,500
		641,283
Electronic Equipment, Instruments & Components 0.6%
Jabil Circuit, Inc. (a)	7,700	64,757
IT Services 2.3%
Alliance Data Systems Corp.* (a)	800	40,128
Broadridge Financial Solutions, Inc. (a)	7,200	87,120
Computer Sciences Corp.* (a)	3,700	111,592
		238,840
Semiconductors & Semiconductor Equipment 0.8%
Fairchild Semiconductor International, Inc.* (a)	3,800	21,584
Intel Corp. (a)	3,600	57,600
		79,184
Software 0.4%
Compuware Corp.* (a)	3,200	20,416
Symantec Corp.* (a)	1,800	22,644
		43,060
Materials 6.7%
Chemicals 2.2%
Celanese Corp. "A" (a)	300	4,158
CF Industries Holdings, Inc. (a)	1,300	83,447
Terra Industries, Inc. (a)	4,100	90,159
The Mosaic Co. (a)	1,200	47,292
		225,056
Metals & Mining 4.5%
AK Steel Holding Corp. (a)	4,700	65,424
Century Aluminum Co.* (a)	3,400	42,738
Compass Minerals International, Inc. (a)	2,400	131,832
Steel Dynamics, Inc. (a)	11,800	140,656
United States Steel Corp. (a)	2,100	77,448
		458,098
Telecommunication Services 4.1%
Diversified Telecommunication Services
AT&T, Inc. (a)	4,300	115,111
Verizon Communications, Inc. (a)	10,400	308,568
		423,679
Utilities 3.8%
Electric Utilities 0.3%
Edison International (a)	700	24,913
Gas Utilities 0.9%
Energen Corp. (a)	100	3,357
ONEOK, Inc. (a)	2,800	89,320
		92,677
Multi-Utilities 2.6%
Dominion Resources, Inc. (a)	3,800	137,864
Sempra Energy (a)	3,100	132,029
		269,893
Total Common Stocks (Cost $15,867,602)		12,145,220
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.6%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (b) (Cost $61,978)	62,000	61,954
	Shares	Value ($)

Cash Equivalents 1.7%
Cash Management QP Trust, 2.30% (c) (Cost $172,856)	172,856	172,856
	% of Net Assets	Value ($)

Total Long Positions (Cost $16,102,436)+	121.1	12,380,030
Other Assets and Liabilities, Net	(1.3)	(128,003)
Securities Sold Short	(19.8)	(2,028,256)
Net Assets	100.0	10,223,771
+ The cost for federal income tax purposes was $16,230,504. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $3,850,474. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $259,582 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,110,056.
	Shares	Value ($)

Common Stocks Sold Short 19.8%
Consumer Discretionary 2.1%
Hotels Restaurants & Leisure 0.4%
Choice Hotels International, Inc.	1,700	46,478
Household Durables 0.1%
Newell Rubbermaid, Inc.	600	8,250
Specialty Retail 1.6%
Chico's FAS, Inc.	27,200	92,480
Office Depot, Inc.	18,700	67,320
		159,800
Energy 7.7%
Energy Equipment & Services 4.5%
Atwood Oceanics, Inc.	3,500	96,180
CARBO Ceramics, Inc.	3,400	147,118
Global Industries Ltd.	23,000	58,650
Hercules Offshore, Inc.	6,900	50,301
Weatherford International Ltd.	6,200	104,656
		456,905
Oil, Gas & Consumable Fuels 3.2%
Frontier Oil Corp.	2,400	31,704
Goodrich Petroleum Corp.	3,900	108,264
Range Resources Corp.	3,300	139,326
Ultra Petroleum Corp.	1,100	51,205
		330,499
Financials 1.2%
Commercial Banks 0.3%
KeyCorp.	2,400	29,352
Diversified Financial Services 0.9%
Moody's Corp.	3,700	94,720
Information Technology 3.5%
IT Services 0.4%
Fidelity National Information Services, Inc.	2,400	36,216
Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.	25,800	90,300
Tessera Technologies, Inc.	6,500	112,320
		202,620
Software 1.1%
Citrix Systems, Inc.	4,500	115,965
Materials 3.5%
Construction Materials 1.1%
Eagle Materials, Inc.	6,100	108,031
Containers & Packaging 0.7%
Pactiv Corp.	3,100	73,036
Metals & Mining 1.0%
Allegheny Technologies, Inc.	4,000	106,160
Paper & Forest Products 0.7%
Louisiana-Pacific Corp.	15,200	72,960
Utilities 1.8%
Independent Power Producers & Energy Traders
Mirant Corp.	6,000	105,120
Ormat Technologies, Inc.	3,400	82,144
		187,264
Total Common Stocks Sold Short (Proceeds $2,991,974)		2,028,256
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) Securities are pledged, in whole or in part, as collateral for short sales.
(b) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

As of October 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P Mini 500 Index	12/19/2008	2	125,215	96,730	(28,485)

Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities, at Value	Investments Sold Short, at Value	Other Financial Instruments++
Level 1	$ 12,318,076	$ 2,028,256	$ (28,485)
Level 2	61,954	—	—
Level 3	—	—	—
Total	$ 12,380,030	$ 2,028,256	$ (28,485)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $15,929,580)	$ 12,207,174
Investment in Cash Management QP Trust (cost $172,856)	172,856
Total investments, at value (cost $16,102,436)	12,380,030
Cash	10,000
Dividends receivable	14,989
Receivable for daily variation margin on open futures contracts	580
Interest receivable	373
Due from Advisor	8,376
Other assets	49,160
Total assets	12,463,508
Liabilities
Payable for securities sold short, at value (proceeds of $2,991,974)	2,028,256
Due to broker	175,000
Dividends payable for securities sold short	1,518
Other accrued expenses and payables	34,963
Total liabilities	2,239,737
Net assets, at value	$ 10,223,771
Net Assets Consist of
Undistributed net investment income	107,815
Net unrealized appreciation (depreciation) on: Investments	(3,722,406)
Futures	(28,485)
Securities sold short	963,718
Accumulated net realized gain (loss)	(4,194,567)
Paid-in capital	17,097,696
Net assets, at value	$ 10,223,771

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,731,548 ÷ 278,309 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.22
Maximum offering price per share (100 ÷ 94.25 of $6.22)	$ 6.60

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,673,280 ÷ 270,437 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.19

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,675,233 ÷ 269,118 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.22
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,143,710 ÷ 826,188 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.23
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended October 31, 2008 (Unaudited)
Investment Income
Income: Dividends	$ 191,417
Interest — Cash Management QP Trust	3,150
Interest	359
Total Income	194,926
Expenses: Management fee	75,026
Reports to shareholders	26,834
Registration fees	13,699
Distribution and service fees	11,912
Administration fee	7,503
Custodian fee	6,813
Services to shareholders	857
Trustees' fees and expenses	672
Legal fees	19,332
Audit fees	22,063
Dividends on short positions	12,061
Other	10,878
Total expenses before expense reductions	207,650
Expense reductions	(85,087)
Total expenses after expense reductions	122,563
Net investment income (loss)	72,363
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,253,026)
Futures	(52,065)
Securities sold short	293,498
(3,011,593)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,410,373)
Futures	(30,540)
Securities sold short	1,102,078
(2,338,835)
Net gain (loss)	(5,350,428)
Net increase (decrease) in net assets resulting from operations	$ (5,278,065)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended October 31, 2008 (Unaudited)
Increase (Decrease) in Cash Cash Flows from Operating Activities:
Increase (decrease) in net assets resulting from operations	$ (5,278,065)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of long-term investments	(34,333,754)
Purchases to cover securities sold short	(7,573,879)
Net purchases, sales and maturities of short-term investments	2,025
Net amortization of premium (discount)	(359)
Proceeds from sales and maturities of long-term investments	35,802,517
Proceeds received from securities sold short	7,455,657
(Increase) decrease in interest receivable	105
(Increase) decrease in dividends receivable	4,153
(Increase) decrease in other assets	11,851
Increase (decrease) in dividends payable for securities sold short	942
(Increase) decrease in daily variation margin on open futures contracts	(1,375)
Increase (decrease) in other accrued expenses and payables	(69,974)
Unrealized (appreciation) depreciation on investments	3,410,373
Unrealized (appreciation) depreciation on securities sold short	(1,102,078)
Net realized (gain) loss on short sales	(293,498)
Net realized (gain) loss from investments	3,253,026
Cash provided (used) by operating activities	$ 1,287,667
Cash Flows from Financing Activities:
Proceeds from shares sold	253,455
Cost of shares redeemed	(1,708,073)
Cash provided (used) for financing activities	(1,454,618)
Increase (decrease) in cash	(166,951)
Cash at beginning of period*	1,951
Cash at end of period*	$ (165,000)
* Includes deposit with broker and amounts due to broker for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2008 (Unaudited)	Year Ended April 30, 2008
Operations: Net investment income (loss)	$ 72,363	$ 135,420
Net realized gain (loss)	(3,011,593)	(1,053,733)
Change in net unrealized appreciation (depreciation)	(2,338,835)	(893,061)
Net increase (decrease) in net assets resulting from operations	(5,278,065)	(1,811,374)
Distributions to shareholders from: Net investment income: Class A	—	(20,845)
Class C	—	(51)
Class S	—	(26,342)
Institutional Class	—	(103,686)
Net realized gains: Class A	—	(46,387)
Class C	—	(43,137)
Class S	—	(45,262)
Institutional Class	—	(178,155)
Total distributions	—	(463,865)
Fund share transactions: Proceeds from shares sold	252,932	7,000,102
Reinvestment of distributions	—	461,212
Cost of shares redeemed	(1,708,073)	(1,718,993)
Redemption fees	—	51
Net increase (decrease) in net assets from Fund share transactions	(1,455,141)	5,742,372
Increase (decrease) in net assets	(6,733,206)	3,467,133
Net assets at beginning of period	16,956,977	13,489,844
Net assets at end of period (including undistributed net investment income of $107,815 and $35,452, respectively)	$ 10,223,771	$ 16,956,977

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.08	.01
Net realized and unrealized gain (loss)	(3.06)	(1.14)	.55
Total from investment operations	(3.02)	(1.06)	.56
Less distributions from: Net investment income	—	(.08)	(.01)
Net realized gains	—	(.17)	—
Total from investment operations	—	(.25)	(.01)
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 6.22	$ 9.24	$ 10.55
Total Return (%)[d,e]	(32.68)**	(10.31)	5.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.78*	3.89	4.61*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.65*	2.53	2.94*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.49*	1.43	1.52*
Ratio of net investment income (loss) (%)	.95*	.85	.31*
Portfolio turnover rate (%)	272**	485	227**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.21	$ 10.52	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.01	(.02)
Net realized and unrealized gain (loss)	(3.03)	(1.15)	.54
Total from investment operations	(3.02)	(1.14)	.52
Less distributions from: Net investment income	—	(.00)***	—
Net realized gains	—	(.17)	—
Total from distributions	—	(.17)	—
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 6.19	$ 9.21	$ 10.52
Total Return (%)[d,e]	(32.79)**	(11.01)	5.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.49*	4.58	5.36*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.36*	3.21	3.69*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.20*	2.11	2.27*
Ratio of net investment income (loss) (%)	.24*	.17	(.44)*
Portfolio turnover rate (%)	272**	485	227**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.10	.02
Net realized and unrealized gain (loss)	(3.07)	(1.14)	.54
Total from investment operations	(3.02)	(1.04)	.56
Less distributions from: Net investment income	—	(.10)	(.01)
Net realized gains	—	(.17)	—
Total from investment operations	—	(.27)	(.01)
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 6.22	$ 9.24	$ 10.55
Total Return (%)[d]	(32.68)**	(10.09)	5.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.62*	3.74	4.39*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.49*	2.38	2.72*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.33*	1.28	1.30*
Ratio of net investment income (loss) (%)	1.11*	1.00	.53*
Portfolio turnover rate (%)	272**	485	227**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.10	.02
Net realized and unrealized gain (loss)	(3.06)	(1.14)	.54
Total from investment operations	(3.01)	(1.04)	.56
Less distributions from: Net investment income	—	(.10)	(.01)
Net realized gains	—	(.17)	—
Total from investment operations	—	(.27)	(.01)
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 6.23	$ 9.24	$ 10.55
Total Return (%)[d]	(32.58)**	(10.09)	5.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	9	5
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.60*	3.73	4.45*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	1.46*	2.35	2.72*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.30*	1.25	1.30*
Ratio of net investment income (loss) (%)	1.14*	1.03	.53*
Portfolio turnover rate (%)	272**	485	227**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Disciplined Long/Short Value Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2008, for the Fund's investments, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker dealers). For financial statements purposes, the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through April 30, 2008, the Fund incurred approximately $1,062,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer the losses and treat them as arising in the fiscal year ending April 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposit with the broker for securities sold short at October 31, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and have been amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended October 31, 2008, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $34,333,754 and $35,802,517, respectively. Purchases to cover securities sold short and securities sold short aggregated $7,573,879 and $7,455,657, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	0.95%
Next $1 billion of such net assets	0.90%
Over $3 billion of such net assets	0.85%

For the period from May 1, 2007 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, initial and ongoing leverage expenses, organizational and offering expenses (limited to 0.10% through September 30, 2008), and dividend expense on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the six months ended October 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $75,026, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended October 31, 2008, the Advisor reimbursed $2,418 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended October 31, 2008, the Advisor accrued an Administration Fee of $7,503, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 185	$ —	$ 72
Class C	41	—	23
Class S	221	—	99
Institutional Class	79	79	—
	$ 526	$ 79	$ 194

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class C	$ 8,524	$ 1,058

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annualized Effective Rate
Class A	$ 1,831	$ 55.15%
Class C	1,557	—	.14%
	$ 3,388	$ 55

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended October 31, 2008.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the six months ended October 31, 2008.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,952, of which $6,172 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2008, the Advisor held approximately 53% of the outstanding shares of the Fund. In addition, as of October 31, 2008, the DWS LifeCompass 2015 Fund and the DWS LifeCompass 2020 Fund held 12% and 13%, respectively, of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended October 31, 2008, the Fund's custodian fee was reduced by $36 and $25, respectively, for custody and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended October 31, 2008		Year Ended April 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	22,299	$ 197,687	12,099	$ 121,341
Class C	—	—	17,698	162,487
Class S	4,470	40,245	20,859	218,849
Institutional Class	1,746	15,000	641,945	6,497,425
		$ 252,932		$ 7,000,102
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	6,718	$ 65,233
Class C	—	—	4,406	42,783
Class S	—	—	7,349	71,355
Institutional Class	—	—	29,056	281,841
		$ —		$ 461,212
Shares redeemed
Class A	(16,614)	$ (111,452)	(24,561)	$ (237,766)
Class C	(89)	(750)	(7,793)	(76,584)
Class S	(3,982)	(32,371)	(19,119)	(187,448)
Institutional Class	(199,904)	(1,563,500)	(132,011)	(1,217,195)
		$ (1,708,073)		$ (1,718,993)
Redemption fees		$ —		$ 51
Net increase (decrease)
Class A	5,685	$ 86,235	(5,744)	$ (51,192)
Class C	(89)	(750)	14,311	128,686
Class S	488	7,874	9,089	102,756
Institutional Class	(198,158)	(1,548,500)	538,990	5,562,122
		$ (1,455,141)		$ 5,742,372

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Disciplined Long/Short Value Fund series of DWS Equity Trust (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees of the Fund.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	1,868,613.2730	0.0000
Henry P. Becton, Jr.	1,868,613.2730	0.0000
Dawn-Marie Driscoll	1,868,613.2730	0.0000
Keith R. Fox	1,868,613.2730	0.0000
Paul K. Freeman	1,868,613.2730	0.0000
Kenneth C. Froewiss	1,868,613.2730	0.0000
Richard J. Herring	1,868,613.2730	0.0000
William McClayton	1,868,613.2730	0.0000
Rebecca W. Rimel	1,868,613.2730	0.0000
William N. Searcy, Jr.	1,868,613.2730	0.0000
Jean Gleason Stromberg	1,868,613.2730	0.0000
Robert H. Wadsworth	1,868,613.2730	0.0000
Axel Schwarzer	1,868,613.2730	0.0000

2. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
1,788,993.9521	15,875.5027	46,423.8182

The Meeting was reconvened on August 15, 2008, at which time the following matter was voted upon by the shareholders. ("Number of Votes" represents all funds that are series of DWS Equity Trust.)

4A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain
11,587,591.9070	216,856.7774	468,000.8653

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSVLX	LSVCX	LSVSX	LSVIX
CUSIP Number	233376 854	233376 847	233376 839	233376 821
Fund Number	431	631	2431	731

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Service Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Premier Money Market Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio and Tax-Exempt Portfolio (Capital Assets Funds Shares), Money Market Portfolio (Capital Assets Funds Shares and Capital Assets Funds Preferred Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), each a series of Cash Account Trust

Money Market Portfolio (Premium Reserve Money Market Shares and Institutional Money Market Shares), a series of Cash Account Trust

Money Market Portfolio (Institutional Select Money Market Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government Cash Institutional Shares and Government Cash Managed Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government & Agency Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Cash Institutional Shares, Tax-Exempt Cash Managed Shares), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax Free Money Fund Class S), a series of Cash Account Trust

Tax-Exempt Portfolio (Tax-Free Investment Class), a series of Cash Account Trust

DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

DWS LifeCompass Income Fund, a series of DWS Target Fund

DWS LifeCompass Protect Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008